SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)      November 26, 2002
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                       Southern Connecticut Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)



        Connecticut                  0-49784                    06-1594123
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


215 Church Street, New Haven, CT                                   06510
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code          (203) 782-1100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Required FD Disclosure.

     Southern Connecticut Bancorp, Inc. ("Bancorp") is filing this 8-K in order to report the resignation, effective November 26, 2002, of Paul V. Erwin, the Chief Financial Officer of Bancorp. Mr. Erwin was not a director of Bancorp or Bancorp's wholly-owned subsidiary, The Bank of Southern Connecticut. The resignation was not the result of a disagreement between Mr. Erwin and Bancorp concerning its operations, policies or practices. Mr. Erwin has taken a position as a consultant with another bank.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         There are no financial statements, pro forma financial information or exhibits filed as part of this Form 8-K.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              SOUTHERN CONNECTICUT BANCORP, INC.




                                              By     /s/Joseph V. Ciaburri
                                                     ---------------------------
                                              Name:  Joseph V. Ciaburri
                                              Title: Chairman & Chief Executive
                                                     Officer



Date:  November 27, 2002




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